UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	May 6, 2024

ENERGIEINVESTING.COM, INC.

(Exact Name of Registrant as Specified in Charter)

Florida

(State or Other Jurisdiction of Incorporation)

001-41714	85-0535158
(Commission File Number)	(IRS Employer Identification No.)

601 S. Fremont Avenue, Tampa, FL	33606
(Address of Principal Executive Offices)	(Zip Code)

(321) 293-6003

(Registrant’s telephone number, including area code)

__________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class registered	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	N/A	N/A

Securities registered pursuant to section 12(g) of the Act: None

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer ☒	Smaller reporting company ☒
Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

ITEM 4.01    Change in Registrant's Certifying Accountant.

On May 6, 2024, EnergieInvesting.com, Inc. (the “Company”) dismissed BF Borgers CPA, P.C. (BFB”) as the Company's independent registered public accounting firm on the grounds that BFB is not currently permitted to appear or practice before the Securities and Exchange Commission (‘SEC”).

The audit reports of BFB on the consolidated financial statements of the Company for the fiscal year ended December 31, 2022 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The Company has not yet filed its most recent Form 10K for the year ended December 31, 2023, until it can engage a new auditing firm to re-audit our financial statements.

During the Company's fiscal year ended December 31, 2022, (i) there were no disagreements with BFB on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to BFB's satisfaction, would have caused BFB to make reference to the subject matter of the disagreement in connection with its reports and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K. The Company has not yet filed its most recent Form 10K for the year ended December 31, 2023, until it can engage a new auditing firm to re-audit our financial statements.

Exhibit 16.1 is hereby omitted as BFB’s consent is not required as a result of its disqualification from appearing or practicing before the SEC.

ITEM 9.01       Financial Statements and Exhibits.

Exhibit 16.1:    Omitted

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENERGIEINVESTING.COM, INC.

Dated: May 7, 2024	By:	/s/ Joachim Haas
Name: Joachim Haas Title: Chief Executive Officer, President and Director